UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                                                      811- 09891

Dreyfus Premier Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	09/30
Date of reporting period:	09/30/2008

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for this series, as appropriate.

DREYFUS PREMIER OPPORTUNITY FUNDS

- DREYFUS PREMIER ENTERPRISE FUND (Class A, B, C and T)
- DREYFUS PREMIER NATURAL RESOURCES FUND (Class A, B, C, Class I and T)

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

21	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Important Tax Information

32	Information About the Review and Approval of the Fund’s Management Agreement

38	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Enterprise Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Premier Enterprise Fund, covering the 12-month period from October 1, 2007, through September 30, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment. These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation October 15, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2007, through September 30, 2008, as provided by James D. Padgett, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2008, Dreyfus Premier Enterprise Fund’s Class A shares produced a total return of –23.17%, Class B shares returned –23.85%, Class C shares returned –23.77% and ClassT shares returned –23.41% .1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of –17.07% .2 The average of all funds reported in the Lipper Small Cap Growth category was –23.61% for the same period.3

Stocks declined sharply over the reporting period due to a slowing U.S. economy and an intensifying global credit crisis.Very small companies generally underperformed their larger counterparts within the small-cap spectrum, which comprise most of the Index. Due in part to this headwind, the fund produced lower returns than its benchmark. However, our stock selection strategy enabled the fund to fall in line with its Lipper category average.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal,the fund normally invests at least 65% of its assets in the stocks of micro-cap companies, which typically are small (under $650 million market cap) and relatively unknown.The fund may also invest in larger companies if we believe they represent better prospects for capital appreciation.Although the fund normally will invest in common stocks of U.S.-based companies,it may invest up to 30% of its total assets in foreign securities.The fund’s investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.The fund may also invest in securities issued by exchange-traded investment companies, which are designed to track a specific equity index.

We look for companies with fundamental strengths that indicate the potential for strong profit growth.We focus on individual stock selection, searching one by one for companies with one or more of the following characteristics: strong management teams; competitive industry positions;

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

focused business plans; compelling product or market opportunities; strong business prospects; and the ability to benefit from changes in technology, regulations or industry sector trends.

Stocks Struggled in a Weakening Economy

U.S.stocks produced disappointing results over the reporting period amid an onslaught of negative economic news.As housing values plummeted and unemployment rates climbed, mortgage foreclosures rose sharply, fueling turmoil in the credit markets. Meanwhile, escalating commodity prices early in the reporting period burdened consumers with soaring food and energy bills.

At the same time, a credit crisis that began in the sub-prime mortgage market continued to batter the financial markets. A number of major financial institutions announced massive losses over the reporting period, sparking a wave of consolidation in the financials sector. By the end of the reporting period, some financial institutions had been pushed into bankruptcy, triggering steep declines in equity markets, including small-cap growth stocks.

Micro-Cap Focus Detracted from Relative Performance

Because the fund focuses on micro-cap stocks, its average weighted capitalization tends to be lower than its benchmark.This difference produced challenging headwinds over the reporting period, as stocks at the lower end of the small-cap range posted sharper declines on average.

Against this backdrop, our security selection strategy detracted from relative performance in the health care sector, where Penwest Pharmaceutical encountered patent challenges and a heightened threat of generic competition. Medical device maker Infusystems Holdings incurred higher-than-expected costs following its spin-off from its former parent. Nursing home operator Five Star Quality Care was hurt as occupancy rates declined when prospective clients had trouble selling their homes in the difficult economic environment in order to fund residence in the communities. Finally, drug delivery systems maker I-Flow suffered amid a slowdown in elective medical procedures.

In the technology sector,Website Pros was hurt by the economic slowdown which reduced prospects for new customer additions. Meanwhile, Israeli communications equipment maker Radware struggled to execute a turnaround in its U.S. operations.

4

Horsehead Holdings, a zinc recycler, was challenged by higher operating costs and softer commodity prices.

Shortfalls in these areas were offset to a degree by better results elsewhere. In the consumer discretionary sector, online post-secondary educator American Public Education benefited from new programs and expanding enrollment. Furniture rental company Aaron Rents resolved collection issues and beat analysts’ forecasts. Denim apparel retailer True Religion Apparel achieved strong results through skillful execution in a tough retail environment. In the industrials sector, Graham Corp. saw solid demand for its equipment from the energy and process industries, while transportation logistics provider Hub Group and specialty chemicals producer Balchem produced better-than-expected results. Finally, among information technology companies, electronic components manufacturer Digi International and networking software developer NetScout Systems reported strong quarterly results.

Maintaining Caution in a Distressed Market

Because the financial crisis has intensified, we generally have maintained a cautious investment posture.While we continue to identify micro-cap stocks that appear to have been punished too severely in the downturn, we believe it is prudent to see more concrete signals that the current crisis is stabilizing before we shift the portfolio to a more aggressive stance.

October 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Since the fund’s inception, a significant portion of the fund’s performance has been attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
3	Source: Lipper Inc.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Since the fund’s inception, a significant portion of the fund’s performance has been attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class T shares of Dreyfus
Premier Enterprise Fund on 11/27/00 (inception date) to a $10,000 investment made in the Russell 2000 Growth
Index (the “Index”) on that date. For comparative purposes, the value of the Index on 11/30/00 is used as the beginning value on 11/27/00.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/08

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	11/27/00	(27.58)%	6.34%	8.62%
without sales charge	11/27/00	(23.17)%	7.60%	9.44%
Class B shares
with applicable redemption charge †	11/27/00	(26.17)%	6.51%	8.79%
without redemption	11/27/00	(23.85)%	6.73%	8.79%
Class C shares
with applicable redemption charge ††	11/27/00	(24.35)%	6.78%	8.61%
without redemption	11/27/00	(23.77)%	6.78%	8.61%
Class T shares
with applicable sales charge (4.5%)	11/27/00	(26.85)%	6.31%	8.49%
without sales charge	11/27/00	(23.41)%	7.29%	9.13%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Enterprise Fund from April 1, 2008 to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2008

	Class A	Class B	Class C	Class T

Expenses paid per $1,000†	$ 1.15	$ 5.17	$ 4.87	$ 2.49
Ending value (after expenses)	$991.90	$987.00	$988.60	$990.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2008

	Class A	Class B	Class C	Class T

Expenses paid per $1,000†	$ 1.16	$ 5.25	$ 4.95	$ 2.53
Ending value (after expenses)	$1,023.85	$1,019.80	$1,020.10	$1,022.50

† Expenses are equal to the fund’s annualized expense ratio of .23% for Class A, 1.04% for Class B, ..98% for Class C and .50% for Class T, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS September 30, 2008

Common Stocks—96.2%	Shares	Value ($)

Consumer Discretionary—17.6%
Aaron Rents	47,780 [a]	1,293,405
American Public Education	30,400 [a,b]	1,467,712
BJ’s Restaurants	67,900 [a,b]	810,726
Cache	129,350 [b]	888,634
California Pizza Kitchen	46,680 [b]	600,772
Casual Male Retail Group	211,500 [a,b]	831,195
FGX International Holdings	130,016 [b]	1,439,277
G-III Apparel Group	86,937 [b]	1,626,591
K12	48,925 [b]	1,296,512
Peet’s Coffee & Tea	24,360 [a,b]	680,131
Red Lion Hotels	153,000 [b]	1,227,060
True Religion Apparel	53,500 [a,b]	1,382,975
Wet Seal, Cl. A	276,800 [a,b]	1,004,784
Zumiez	46,500 [a,b]	766,320
		15,316,094
Consumer Staples—1.2%
Smart Balance	158,100 [a,b]	1,037,136
Energy—9.7%
Arena Resources	46,600 [b]	1,810,410
ENGlobal	62,948 [a,b]	835,320
Northern Oil and Gas	158,100 [a,b]	1,285,353
OYO Geospace	28,020 [a,b]	1,100,626
Rex Energy	50,000 [b]	788,000
T-3 Energy Services	39,330 [a,b]	1,459,930
TXCO Resources	112,500 [a,b]	1,129,500
		8,409,139
Exchange Traded Funds—6.2%
iShares Nasdaq Biotechnology Index Fund	33,400 [a]	2,717,424
PowerShares Dynamic
Biotechnology & Genome Portfolio	150,600 [a]	2,725,860
		5,443,284
Financial—2.2%
Cardtronics	102,120 [b]	802,663
Hallmark Financial Services	58,500 [b]	531,765
Marlin Business Services	64,500 [a,b]	546,960
		1,881,388

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care—14.8%
Air Methods	91,600 [a,b]	2,593,196
CONMED	17,900 [b]	572,800
Ensign Group	30,686	524,424
Five Star Quality Care	226,700 [a,b]	850,125
Hansen Medical	61,498 [a,b]	826,533
InfuSystems Holdings	728,100 [a,b]	1,711,035
Matrixx Initiatives	152,328 [b]	2,740,381
Metabolix	76,000 [a,b]	826,880
Omnicell	84,930 [a,b]	1,116,829
Penwest Pharmaceuticals	340,800 [a,b]	702,048
Volcano	15,000 [b]	259,350
Xtent	98,249 [a,b]	135,584
		12,859,185
Industrials—17.6%
AZZ	22,400 [b]	926,688
Comfort Systems USA	80,800	1,079,488
Dynamex	50,660 [b]	1,441,784
Flow International	214,426 [b]	1,089,284
Geo Group	92,174 [b]	1,862,837
Hub Group, Cl. A	30,650 [b]	1,153,972
ICF International	69,000 [b]	1,362,750
Jinpan International	41,200	971,084
Lantronix (warrants)	573 [b]	0
Layne Christensen	23,050 [b]	816,661
LMI Aerospace	65,300 [b]	1,313,183
Northwest Pipe	27,578 [b]	1,202,952
Powell Industries	22,500 [b]	918,225
Rush Enterprises, Cl. A	64,200 [b]	821,760
Tennant	11,340 [a]	388,508
		15,349,176
Information Technology—20.9%
Brocade Communications Systems	351,950 [b]	2,048,349
Constant Contact	43,707 [a,b]	746,078

10

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Daktronics	57,400 [a]	956,284
Digi International	176,780 [b]	1,803,156
Double-Take Software	133,613 [b]	1,329,449
Exfo Electro-Optical Engineering	40,781 [b]	133,762
Internet Brands, Cl. A	84,600 [a,b]	589,662
Liquidity Services	155,325 [a,b]	1,685,276
Microtune	138,100 [a,b]	370,108
Ness Technologies	60,076 [b]	689,072
NetScout Systems	137,470 [b]	1,462,681
NeuStar, Cl. A	71,530 [a,b]	1,422,732
Perficient	186,645 [a,b]	1,239,323
Radiant Systems	62,250 [b]	540,953
Semtech	134,600 [a,b]	1,879,016
Techwell	73,300 [b]	691,219
Ultratech	34,400 [b]	416,240
Website Pros	38,200 [b]	206,280
		18,209,640
Materials—6.0%
Balchem	39,900	1,064,133
Horsehead Holding	77,150 [a,b]	455,185
Penford	52,300	925,187
Seabridge Gold	86,600 [a,b]	1,472,200
Zoltek Cos.	76,300 [a,b]	1,305,493
		5,222,198
Total Common Stocks
(cost $97,109,776)		83,727,240

Other Investment—3.7%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,192,000)	3,192,000 [c]	3,192,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—28.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $24,984,912)	24,984,912 [c]	24,984,912

Total Investments (cost $125,286,688)	128.6%	111,904,152
Liabilities, Less Cash and Receivables	(28.6%)	(24,882,720)
Net Assets	100.0%	87,021,432

a All or a portion of these securities are on loan.At September 30, 2008, the total market value of the fund’s securities on loan is $24,113,129 and the total market value of the collateral held by the fund is $25,381,387, consisting of cash collateral of $24,984,912 and U.S. Government and agency securities valued at $396,475.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	32.4	Exchange Traded Funds	6.2
Information Technology	20.9	Materials	6.0
Consumer Discretionary	17.6	Financial	2.2
Industrials	17.6	Consumer Staples	1.2
Health Care	14.8
Energy	9.7		128.6

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,113,129)—Note 1(b):
Unaffiliated issuers			97,109,776	83,727,240
Affiliated issuers			28,176,912	28,176,912
Receivable for investment securities sold				1,837,752
Dividends and interest receivable				49,451
Receivable for shares of Beneficial Interest subscribed				548
Prepaid expenses				28,351
				113,820,254

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				68,701
Cash overdraft due to Custodian				807,188
Liability for securities on loan—Note 1(b)				24,984,912
Payable for investment securities purchased				623,269
Payable for shares of Beneficial Interest redeemed				204,933
Accrued expenses				109,819
				26,798,822

Net Assets ($)				87,021,432

Composition of Net Assets ($):
Paid-in capital				117,210,717
Accumulated net realized gain (loss) on investments				(16,806,749)
Accumulated net unrealized appreciation
(depreciation) on investments				(13,382,536)

Net Assets ($)				87,021,432

Net Asset Value Per Share
	Class A	Class B	Class C	Class T

Net Assets ($)	46,133,364	13,915,739	25,994,022	978,307
Shares Outstanding	3,435,437	1,148,424	2,137,953	75,544

Net Asset Value Per Share ($)	13.43	12.12	12.16	12.95

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2008

Investment Income ($):
Income:
Cash dividends (net of $19,768 foreign taxes withheld at source):
Unaffiliated issuers	443,177
Affiliated issuers	118,670
Income from securities lending	440,487
Total Income	1,002,334
Expenses:
Management fee—Note 3(a):
Basic fee	1,632,385
Performance adjustment	(1,622,440)
Shareholder servicing costs—Note 3(c)	647,625
Distribution fees—Note 3(b)	431,999
Professional fees	58,773
Registration fees	45,911
Prospectus and shareholders’ reports	36,249
Custodian fees—Note 3(c)	20,977
Trustees’ fees and expenses—Note 3(d)	2,610
Interest expense—Note 2	1,143
Miscellaneous	18,493
Total Expenses	1,273,725
Less—reduction in fees due to
earnings credits—Note 1(b)	(12,231)
Net Expenses	1,261,494
Investment (Loss)—Net	(259,160)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(10,591,989)
Net unrealized appreciation (depreciation) on investments	(29,542,336)
Net Realized and Unrealized Gain (Loss) on Investments	(40,134,325)
Net (Decrease) in Net Assets Resulting from Operations	(40,393,485)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008	2007

Operations ($):
Investment (loss)—net	(259,160)	(5,401,927)
Net realized gain (loss) on investments	(10,591,989)	43,132,466
Net unrealized appreciation
(depreciation) on investments	(29,542,336)	(8,280,205)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(40,393,485)	29,450,334

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(20,645,412)	(29,011,725)
Class B Shares	(6,401,196)	(7,948,930)
Class C Shares	(10,815,693)	(13,505,126)
Class T Shares	(350,477)	(438,602)
Total Dividends	(38,212,778)	(50,904,383)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	5,351,053	9,517,482
Class B Shares	525,539	714,736
Class C Shares	2,807,260	3,647,897
Class T Shares	2,741	2,377
Dividends reinvested:
Class A Shares	18,162,740	24,656,459
Class B Shares	5,384,907	6,525,156
Class C Shares	7,318,092	8,916,392
Class T Shares	336,410	420,841
Cost of shares redeemed:
Class A Shares	(58,593,772)	(48,938,162)
Class B Shares	(11,653,439)	(14,954,755)
Class C Shares	(19,008,219)	(17,609,984)
Class T Shares	(417,915)	(693,360)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(49,784,603)	(27,794,921)
Total Increase (Decrease) in Net Assets	(128,390,866)	(49,248,970)

Net Assets ($):
Beginning of Period	215,412,298	264,661,268
End of Period	87,021,432	215,412,298

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	352,528	407,869
Shares issued for dividends reinvested	1,155,391	1,140,757
Shares redeemed	(3,592,526)	(2,166,212)
Net Increase (Decrease) in Shares Outstanding	(2,084,607)	(617,586)

Class Ba
Shares sold	36,803	35,291
Shares issued for dividends reinvested	377,094	322,389
Shares redeemed	(822,839)	(680,627)
Net Increase (Decrease) in Shares Outstanding	(408,942)	(322,947)

Class C
Shares sold	196,038	179,874
Shares issued for dividends reinvested	511,040	439,668
Shares redeemed	(1,284,871)	(829,762)
Net Increase (Decrease) in Shares Outstanding	(577,793)	(210,220)

Class T
Shares sold	180	113
Shares issued for dividends reinvested	22,132	19,926
Shares redeemed	(28,142)	(31,920)
Net Increase (Decrease) in Shares Outstanding	(5,830)	(11,881)

a During the period ended September 30, 2008, 196,027 Class B shares representing $2,655,861, were automatically converted to 177,875 Class A shares and during the period ended September 30, 2007, 224,449 Class B shares representing $5,167,892 were automatically converted to 211,641 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	22.49	24.52	22.70	20.93	17.41
Investment Operations:
Investment income (loss)—net[a]	.02	(.42)	(.42)	(.40)	(.47)
Net realized and unrealized
gain (loss) on investments	(4.57)	3.18	4.05	4.34	3.99
Total from Investment Operations	(4.55)	2.76	3.63	3.94	3.52
Distributions:
Dividends from net realized
gain on investments	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	.12	—	—
Net asset value, end of period	13.43	22.49	24.52	22.70	20.93

Total Return (%)[b]	(23.17)	12.04	17.21[c]	18.92	20.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64	2.41	2.28	2.27	2.50
Ratio of net expenses
to average net assets	.63	2.41	2.28[d]	2.27[d]	2.50[d]
Ratio of net investment income
(loss) to average net assets	.13	(1.80)	(1.71)	(1.84)	(2.21)
Portfolio Turnover Rate	99.72	102.80	124.94	156.48	138.14

Net Assets, end of period ($ x 1,000)	46,133	124,125	150,493	127,664	93,371

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 16.64%.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.92	23.26	21.80	20.32	17.04
Investment Operations:
Investment (loss)—net[a]	(.10)	(.56)	(.57)	(.55)	(.61)
Net realized and unrealized
gain (loss) on investments	(4.19)	3.01	3.84	4.20	3.89
Total from Investment Operations	(4.29)	2.45	3.27	3.65	3.28
Distributions:
Dividends from net realized
gain on investments	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	.12	—	—
Net asset value, end of period	12.12	20.92	23.26	21.80	20.32

Total Return (%)[b]	(23.85)	11.12	16.31[c]	17.99	19.25

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44	3.20	3.07	3.05	3.28
Ratio of net expenses
to average net assets	1.43	3.20	3.07[d]	3.05[d]	3.28[d]
Ratio of net investment (loss)
to average net assets	(.66)	(2.60)	(2.50)	(2.63)	(3.01)
Portfolio Turnover Rate	99.72	102.80	124.94	156.48	138.14

Net Assets, end of period ($ x 1,000)	13,916	32,580	43,738	45,544	40,525

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 15.71%.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

		Year Ended September 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	20.96	23.30	21.82	20.34	17.05
Investment Operations:
Investment (loss)—net[a]	(.09)	(.56)	(.58)	(.55)	(.61)
Net realized and unrealized
gain (loss) on investments	(4.20)	3.01	3.87	4.20	3.90
Total from Investment Operations	(4.29)	2.45	3.29	3.65	3.29
Distributions:
Dividends from net realized
gain on investments	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	.12	—	—
Net asset value, end of period	12.16	20.96	23.30	21.82	20.34

Total Return (%)[b]	(23.77)	11.21	16.34[c]	17.98	19.30

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37	3.18	3.06	3.04	3.27
Ratio of net expenses
to average net assets	1.36	3.18	3.06[d]	3.04[d]	3.27[d]
Ratio of net investment (loss)
to average net assets	(.59)	(2.57)	(2.49)	(2.62)	(3.00)
Portfolio Turnover Rate	99.72	102.80	124.94	156.48	138.14

Net Assets, end of period ($ x 1,000)	25,994	56,924	68,186	59,675	49,038

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 15.74%.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class T Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	21.92	24.07	22.37	20.71	17.28
Investment Operations:
Investment (loss)—net[a]	(.02)	(.47)	(.48)	(.46)	(.52)
Net realized and unrealized
gain (loss) on investments	(4.44)	3.11	3.99	4.29	3.95
Total from Investment Operations	(4.46)	2.64	3.51	3.83	3.43
Distributions:
Dividends from net realized
gain on investments	(4.51)	(4.79)	(1.93)	(2.17)	—
Capital contribution by Dreyfus	—	—	.12	—	—
Net asset value, end of period	12.95	21.92	24.07	22.37	20.71

Total Return (%)[b]	(23.41)	11.77	16.86[c]	18.57	19.85

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89	2.68	2.57	2.55	2.78
Ratio of net expenses
to average net assets	.88	2.68	2.56	2.54	2.78[d]
Ratio of net investment (loss)
to average net assets	(.11)	(2.08)	(2.00)	(2.12)	(2.50)
Portfolio Turnover Rate	99.72	102.80	124.94	156.48	138.14

Net Assets, end of period ($ x 1,000)	978	1,783	2,245	1,885	1,697

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c If capital contribution had not been made by Dreyfus, total return for the year ended September 30, 2006 would have been 16.28%.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Enterprise Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Founders Asset Management LLC (“Founders”) serves as the fund’s sub-investment adviser. Founders is a 90% owned subsidiary of BNY Mellon.The fund is closed to new investors.The fund’s Board members and members of the fund’s investment management team each will be allowed to open new accounts with a one time investment in the fund.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or

22

are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2008, The Bank of New York Mellon earned $146,829 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended September 30, 2008.

As of and during the period ended September 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2008, the components of accumulated earnings on a tax basis were as follows: unrealized depreciation $14,638,893. In addition, the fund had $15,550,392 of capital losses realized after October 31, 2007, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2008 and September 30, 2007, were as

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $10,766,190 and $30,570,267 and long-term capital gains $27,446,588 and $20,334,116, respectively.

During the period ended September 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $259,160 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the fund participated with other Dreyfus-managed funds in a $100 million unsecured line of credit.

The average daily amount of borrowings outstanding under the lines of credit during the period ended September 30, 2008 was approximately $25,600 with a related weighted average annualized interest rate of 4.46%

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement with Dreyfus, the fund pays Dreyfus a monthly base fee equal to 1/12th of 1.25% of daily net assets averaged over the most recent month. Each month, before the base fee is paid, the base fee may be increased, or decreased, by a performance adjustment, at the monthly rate of 1/12th of .10% of daily net assets averaged over the past rolling 36 months for each percentage point by which the investment performance of the fund exceeds, or is exceeded by, the performance of the fund’s reference index, the Russell 2000 Growth Index over the past rolling 36 months.The maximum perfor-

26

mance adjustment for any month cannot exceed a monthly rate of 1/12th of .80% of daily net assets averaged over the past rolling 36 months.The minimum performance adjustment for any month cannot exceed a monthly rate of 1/12th of (.80%) of daily net assets averaged over the past rolling 36 months. The base fee, as adjusted, is accrued daily. During the period ended September 30, 2008, the management fee accrued by the fund (i.e., the sum of each monthly accrual of the base fee as adjusted by the performance adjustment), amounted to .01% of the funds average daily net assets, on an annualized basis.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus. Dreyfus pays Founders a sub-investment advisory fee equal to one-half of the management fee that Dreyfus receives from the fund.

During the period ended September 30, 2008, the Distributor retained $2,324 from commissions earned on sales of the fund’s Class A shares and $73,199 and $3,480 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the average daily net assets of Class B and Class C shares, and .25% of the average daily net assets of Class T shares. During the period ended September 30, 2008, Class B, Class C and Class T shares were charged $156,497, $272,379 and $3,123, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2008, Class A, Class B, Class C and Class T shares were charged $180,395, $52,166, $90,793 and $3,123, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2008, the fund was charged $119,078 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2008, the fund was charged $12,231 pursuant to the cash management agreement.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2008, the fund was charged $20,977 pursuant to the custody agreement.

During the period ended September 30, 2008, the fund was charged $5,907 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,097, Rule 12b-1 distribution plan fees $26,552, shareholder services plan fees $19,220, custodian fees $7,188, chief compliance officer fees $1,497 and transfer agency per account fees $25,926, which are offset by an incentive fee receivable of $107,779.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2008, amounted to $129,318,440 and $216,138,535, respectively.

At September 30, 2008, the cost of investments for federal income tax purposes was $126,543,045; accordingly, accumulated net unrealized depreciation on investments was $14,638,893, consisting of $6,701,404 gross unrealized appreciation and $21,340,297 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Enterprise Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Enterprise Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Enterprise Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $3.2358 per share as a long-term capital gain distribution and $1.2692 per share as a short-term capital gain distribution of the $4.5050 per share paid on December 18, 2007. Also the fund hereby designates 2.17% of the ordinary dividends paid during the fiscal year ended September 30, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,491 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 16-17, 2008, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services, and of the Sub-Investment Advisory Agreement between the Manager and Founders Asset Management LLC (“Founders”), pursuant to which Founders provides day-to-day management of the fund’s portfolio subject to the Manager’s oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Founders pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Founders’ research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory

32

requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Founders.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds and a broader group of funds that were selected by Lipper and are subject to a performance management fee (“Expense Group I” and “Expense Universe I,” respectively) and with a group of comparable funds and a broader group of funds that were selected by Lipper and are not subject to a performance management fee (“Expense Group II” and “Expense Universe II,” respectively). The fund is subject to a performance management fee, as more particularly described in Note 3 to the fund’s financial statements. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of management fees and expense ratios of the funds in each Expense Group and Expense Universe, and noted that the fund’s expense ratio, based on the fund’s performance management fee, ranked in the second quartile of Expense Group I and ranked in the first quartile (among the lowest) of Expense Universe I and that the fund’s expense ratio, based on the fund’s basic management fee, ranked in the first quartile (among the lowest) of Expense Group II and Expense Universe II. The Manager reviewed the basic management fee and the performance adjustments made to the fee as a result of the fund’s performance relative to its benchmark index.The Board noted that, as a result of these performance adjustments, the fund’s management fee was among the lowest of the fees paid by the funds in Expense Group I and Expense

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Group II, but that the fund’s management fee could increase to levels that are above those of the funds in Expense Group I and Expense Group II in the event the fund’s performance exceeded the performance of its benchmark.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to two groups of funds that were composed of the same funds included in Expense Group I and Expense Group II (“Performance Group I” and “Performance Group II,” respectively) and to two corresponding broader groups of funds (“Performance Universe I” and “Performance Universe II,” respectively).The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the fund’s performance was the best among the three funds in Performance Group I for the 5-year period and was above the medians for the 4- and 5-year periods of Performance Universe I for the period ended May 31, 2008. In addition, the Board noted that the fund’s performance was above the medians of Performance Group II for each of the reported periods, and above the medians for the 3-, 4- and 5-year periods of Performance Universe II and was below the median for each other reported period ended May 31, 2008.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”). Representatives of the Manager also noted that there were no other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fees.

34

The Board considered the fee to Founders in relation to the fee paid to the Manager and the respective services provided by Founders and the Manager. The Board also noted that Founders’ fee is paid by the Manager and not by the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager and Founders from acting as investment adviser and sub-investment adviser, respectively, to the fund, including soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. Since the Manager, and not the fund, pays Founders pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Founders’ profitability to be relevant to the deliberations. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Founders are adequate and appropriate.
  The Board generally was satisfied with the fund’s overall performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative per- formance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund and that the fee paid by the Manager to Founders is reasonable and appropriate.

36

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and Sub-Investment Advisory Agreement were in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (2000) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

Clifford L. Alexander, Jr. (75) Board Member (2000) Principal Occupation During Past 5Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

 Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 54

———————

David W. Burke (72)
Board Member (2003)

Principal Occupation During Past 5Years:
 Corporate Director and Trustee

Other Board Memberships and Affiliations:
 John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 90

38

Whitney I. Gerard (73) Board Member (2003) Principal Occupation During Past 5Years: Partner of Chadbourne & Parke LLP No. of Portfolios for which Board Member Serves: 30

———————

George L. Perry (74) Board Member (2003)

Principal Occupation During Past 5Years:

 Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 30

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 187
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 52
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 187
investment companies (comprised of 167	portfolios) managed by the Manager. He is 46
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 187 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 187 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 187 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 187 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 187
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

40

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since May 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 187 portfolios) managed by the Manager.	companies (comprised of 187 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 187 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 187 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since September 2007.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 187 portfolios) managed by	companies, comprised of 187 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 187 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2003.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	October 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 187	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 183
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

The Fund 41

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statement of Changes in Net Assets

17	Financial Highlights

22	Notes to Financial Statements

32	Report of Independent Registered Public Accounting Firm

33	Important Tax Information

34	Information About the Review and Approval of the Fund’s Management Agreement

38	Board Members Information

40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Natural Resources Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Premier Natural Resources Fund, covering the 12-month period from October 1, 2007, through September 30, 2008.

These are difficult times for equity investors. A credit crunch that began in early 2007 has developed into a full-blown global financial crisis, recently resulting in the failure of several major financial institutions and prompting a massive government rescue effort. Meanwhile, the U.S. economic slowdown has gathered momentum, depressing investor sentiment, consumer confidence and business investment. These factors undermined returns in most stock market sectors, particularly financial companies and businesses that tend to be more sensitive to economic trends.

The depth and duration of the economic downturn will depend on how quickly the financial system can be stabilized.We believe that the Temporary Guarantee Program for Money Market Funds and the $700 billion rescue package intended to promote greater liquidity in the financial markets meet several critical requirements for addressing today’s financial stresses, and we expect these measures to contribute to a more orderly deleveraging process. However, recuperation from the financial crisis is likely to take time. In the meantime, we encourage you to keep in touch with your financial advisor and maintain a long-term and disciplined perspective to investing. Indeed, we already are seeing some positive signs, including a likely peak in global inflationary pressures, a bottoming of the U.S. dollar, attractive valuations among fundamentally sound companies and a large pool of worldwide financial liquidity that could be deployed gradually as the economic cycle turns.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation October 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the reporting period of October 1, 2007, through September 30, 2008, as provided by Alexander S. Marshall andWilliam E. Costello, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2008, Dreyfus Premier Natural Resources Fund’s Class A shares produced a total return of –14.56%, Class B shares returned –15.20%, Class C shares returned –15.17%, Class I shares returned –14.35% and Class T shares returned –14.89% .1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”),which produced a total return of –21.96% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned –16.27% for the reporting period.3

U.S. stocks generally fell under pressure from a domestic economic downturn and an intensifying credit crunch during the reporting period. However, robust global industrial demand enabled stocks in the natural resources sector to retain more of their value than most market sectors.As a result, the S&P North American Natural Resources Sector Index declined to a lesser degree than the more broadly based S&P 500 Index.The fund outperformed both indices, largely due to its emphasis on independent exploration and production (“E&P”) companies focusing on natural gas and petroleum.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural-resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their sector, sustained achievement records and strong financial conditions.We

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Stocks Struggled in a Weakening Economy

U.S. equities generally produced disappointing results over the reporting period amid an onslaught of negative economic news. Plummeting housing values, a rising unemployment rate and sharply higher foreclosure rates weighed on consumers, causing them to cut back on spending in more discretionary areas. In addition, many businesses reduced capital spending in anticipation of a more difficult business environment. Meanwhile, a credit crisis continued to batter the world’s financial system, pushing some financial institutions into bankruptcy. The reporting period ended in the midst of a severe financial crisis that sent equity markets sharply lower.

Benefiting from Rising Energy Prices

Despite these adverse influences, developing economies, such as China and India, continued to absorb a larger share of the world’s energy and raw materials production, providing a degree of support for some commodity prices. For example, crude oil climbed from approximately $80 a barrel at the beginning of the reporting period to over $140 a barrel in June 2008. Although the price has since declined, it still stood at over $100 a barrel as of September 30, 2008. Natural gas proved more volatile, rising from roughly $7/MMBtu to over $13/MMBtu in early July before falling back to the $7 to $8/MMBtu range by the reporting period’s end.

The fund emphasized stocks with exposure to oil-and-gas commodity prices, a stance that served investors well when energy prices rose. Independent E&P companies, such as Southwestern Energy, SandRidge Energy, Concho Resources and Continental Resources, delivered particularly strong returns. As global drilling operations ramped up to meet rising demand, the fund increased its holdings of drilling services providers, such as Schlumberger and Diamond Offshore Drilling. Strong stock selections among the fund’s coal-related holdings enhanced returns as well, led by Alpha Natural Resources, a U.S.-based coal supplier with a global customer base.

The Impact of the Economic Downturn

When commodity prices declined later in the reporting period, the fund’s relatively heavy exposure to energy-related enterprises began to weigh on performance, and virtually all of the fund’s E&P holdings lost ground. Holdings purchased later in the reporting period, such as natural gas-related utility Questar and steel pipe maker Tenaris S.A., posted sharp declines. Disappointing returns from two providers of seismic services to the energy industry, CGGVeritas and Mitcham Industries, also undermined performance, leading the fund to sell most of its positions in these companies.

Strong Long-Term Fundamentals

While the near-term economic outlook remains uncertain, we believe longer-term fundamentals continue to favor financially sound commodity companies, particularly in the energy sector. As of the end of the reporting period, natural gas prices appear poised to climb in response to rising winter demand. At the same time, petroleum remains a limited resource on which much of the world’s industrial capacity depends. In light of long-term supply-and-demand dynamics,the fund has continued to maintain an overweighted position in oil E&P names, and we have increased its holdings of major integrated oil companies with strong cash positions and little exposure to the expanding global credit crisis.

October 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	SOURCE: Standard & Poor’s — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector Index was
developed by Goldman Sachs as an equity benchmark for U.S.-traded natural resources-related
stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of
Dreyfus Premier Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in the
Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of overall U.S. stock market performance.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/08

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	10/31/03	(19.46)%	19.02%
without sales charge	10/31/03	(14.56)%	20.46%
Class B shares
with applicable redemption charge †	10/31/03	(18.32)%	19.34%
without redemption	10/31/03	(15.20)%	19.54%
Class C shares
with applicable redemption charge ††	10/31/03	(15.95)%	19.58%
without redemption	10/31/03	(15.17)%	19.58%
Class I shares	10/31/03	(14.35)%	20.78%
Class T shares
with applicable sales charge (4.5%)	10/31/03	(18.72)%	18.97%
without sales charge	10/31/03	(14.89)%	20.09%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Natural Resources Fund from April 1, 2008 to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 6.21	$ 9.59	$ 9.54	$ 5.23	$ 8.03
Ending value (after expenses)	$786.80	$783.90	$783.90	$787.70	$785.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2008

	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 7.01	$ 10.83	$ 10.78	$ 5.91	$ 9.07
Ending value (after expenses)	$1,018.05	$1,014.25	$1,014.30	$1,019.15	$1,016.00

  Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.15% for Class B, 2.14% for Class C, 1.17% for Class I and 1.80% for Class T, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS September 30, 2008

Common Stocks—98.2%	Shares	Value ($)

Chemicals—4.8%
Agrium	6,880 [a]	385,830
Celanese, Ser. A	13,500	376,785
Monsanto	4,160	411,757
Potash Corp of Saskatchewan	3,450	455,434
Praxair	2,480	177,915
		1,807,721
Coal & Consumable Fuels—1.6%
Consol Energy	4,420	202,834
Peabody Energy	9,130	410,850
		613,684
Diversified Metals & Mining—1.8%
BHP Billiton, ADR	7,720 [a]	401,363
Freeport-McMoRan Copper & Gold	4,860	276,291
		677,654
Food—Dairy Products—.4%
Smithfield Foods	9,950 [a,b]	158,006
Gold—2.1%
Agnico-Eagle Mines	8,920	491,224
Kinross Gold	18,780 [a]	302,734
		793,958
Industrials—3.2%
Gamesa Corp Tecnologica	9,960	342,144
McDermott International	13,060 [b]	333,683
Vestas Wind Systems	5,830 [b]	507,525
		1,183,352
Integrated Oil & Gas—13.0%
BG Group	39,420	714,247
Canadian Natural Resources	5,960	408,022
Chevron	5,500	453,640
Hess	6,040	495,763
Marathon Oil	18,160	724,039
Occidental Petroleum	12,740	897,533
Petroleo Brasileiro, ADR	14,360	631,122
Suncor Energy	13,130	553,298
		4,877,664

The Fund

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Oil & Gas Drilling & Equipment—7.3%
Helmerich & Payne	10,730	463,429
Hercules Offshore	33,480 [b]	507,557
Nabors Industries	10,740 [b]	267,641
Noble	5,950	261,205
Pride International	13,060 [b]	386,707
Transocean	7,534 [b]	827,534
		2,714,073
Oil & Gas Equipment & Services—17.0%
Baker Hughes	4,490	271,825
BJ Services	12,180	233,003
Cameron International	14,230 [b]	548,424
Complete Production Services	18,400 [b]	370,392
Dawson Geophysical	8,800 [a,b]	410,872
Halliburton	22,320	722,945
Hornbeck Offshore Services	14,510 [a,b]	560,376
Mitcham Industries	32,770 [b]	330,649
National Oilwell Varco	16,140 [b]	810,712
Schlumberger	14,290	1,115,906
Smith International	7,860	460,910
Weatherford International	18,940 [b]	476,152
		6,312,166
Oil & Gas Exploration & Production—35.2%
Anadarko Petroleum	14,670	711,642
Apache	7,980	832,154
Arena Resources	16,190 [b]	628,981
Carrizo Oil & Gas	10,510 [b]	381,198
Chesapeake Energy	19,710	706,801
Concho Resources	26,080 [b]	720,069
Continental Resources	13,098 [b]	513,835
Denbury Resources	22,510 [b]	428,590
Devon Energy	9,700	884,640
EOG Resources	7,310	653,953
EXCO Resources	23,570 [b]	384,662
Forest Oil	16,070 [b]	797,072
Goodrich Petroleum	6,610 [a,b]	288,130

Common Stocks (continued)	Shares	Value ($)

Oil & Gas Exploration & Production (continued)
Newfield Exploration	13,960 [b]	446,580
Noble Energy	6,540	363,559
PetroHawk Energy	13,478 [b]	291,529
Pioneer Natural Resources	7,420	387,917
Plains Exploration & Production	12,800 [b]	450,048
Range Resources	14,880	637,906
SandRidge Energy	14,256 [b]	279,418
Southwestern Energy	28,570 [b]	872,528
Ultra Petroleum	12,180 [b]	674,041
XTO Energy	18,415	856,666
		13,191,919
Oil & Gas Refining & Marketing—.7%
Frontier Oil	14,820	272,984
Oil & Gas Storage & Transportation—2.4%
Williams	38,000	898,700
Steel—1.6%
Tenaris, ADR	11,300 [a]	421,377
United States Steel	2,390	185,488
		606,865
Utilities—7.1%
Entergy	2,890	257,239
Equitable Resources	10,770	395,044
FPL Group	8,890	447,167
Public Service Enterprise Group	9,600	314,784
Questar	22,270	911,288
Sempra Energy	6,470	326,541
		2,652,063
Total Common Stocks
(cost $39,423,199)		36,760,809

Other Investment—2.9%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,096,000)	1,096,000 [c]	1,096,000

The Fund

11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—5.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $1,990,618)	1,990,618 [c]	1,990,618

Total Investments (cost $42,509,817)	106.4%	39,847,427
Liabilities, Less Cash and Receivables	(6.4%)	(2,415,185)
Net Assets	100.0%	37,432,242

ADR—American Depository Receipts

a	All or a portion of these securities are on loan.At September 30, 2008, the total market value of the fund’s securities on loan is $2,020,002 and the total market value of the collateral held by the fund is $1,990,618.

b	Non-income producing security.

c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Oil & Gas Exploration & Production	35.2	Oil & Gas Storage & Transportation	2.4
Oil & Gas Equipment & Services	17.0	Gold	2.1
Integrated Oil & Gas	13.0	Diversified Metals & Mining	1.8
Money Market Investments	8.2	Coal & Consumable Fuels	1.6
Oil & Gas Drilling & Equipment	7.3	Steel	1.6
Utilities	7.1	Oil & Gas Refining & Marketing	.7
Chemicals	4.8	Food—Dairy Products	.4
Industrials	3.2		106.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

				Cost	Value

Assets ($):
Investments in securities-See Statement of Investments (including securities on loan, valued at $2,020,002)—Note 1(c):
Unaffiliated issuers				39,423,199	36,760,809
Affiliated issuers				3,086,618	3,086,618
Cash					61,148
Cash denominated in foreign currencies				4,076	3,891
Receivable for shares of Beneficial Interest subscribed					81,959
Dividends and interest receivable					19,839
Prepaid expenses					33,252
					40,047,516

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					54,314
Liability for securities on loan—Note 1(c)					1,990,618
Payable for shares of Beneficial Interest redeemed					317,027
Payable for investment securities purchased					192,280
Interest payable—Note 2					1,531
Accrued expenses					59,504
					2,615,274

Net Assets ($)					37,432,242

Composition of Net Assets ($):
Paid-in capital					40,656,646
Accumulated net realized gain (loss) on investments					(561,829)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					(2,662,575)

Net Assets ($)					37,432,242

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	23,268,327	4,112,656	7,575,087	828,511	1,647,661
Shares Outstanding	925,727	169,947	311,601	32,552	66,316

Net Asset Value
Per Share ($)	25.14	24.20	24.31	25.45	24.85

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Year Ended September 30, 2008

Investment Income ($):
Income:
Cash dividends (net of $6,528 foreign taxes witheld at source):
Unaffiliated issuers	303,083
Affiliated issuers	37,502
Income from securities lending	13,774
Interest	243
Total Income	354,602
Expenses:
Management fee—Note 3(a)	350,922
Shareholder servicing costs—Note 3(c)	184,089
Distribution fees—Note 3(b)	108,048
Registration fees	57,812
Professional fees	38,301
Prospectus and shareholders’ reports	15,860
Custodian fees—Note 3(c)	10,107
Interest expense—Note 2	2,275
Trustees’ fees and expenses—Note 3(d)	1,307
Miscellaneous	15,692
Total Expenses	784,413
Less—reduction in fees due to earnings credits—Note 1(c)	(4,106)
Net Expenses	780,307
Investment (Loss)—Net	(425,705)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(109,977)
Net realized gain (loss) on forward currency exchange contracts	(5,167)
Net Realized Gain (Loss)	(115,144)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(11,339,619)
Net Realized and Unrealized Gain (Loss) on Investments	(11,454,763)
Net (Decrease) in Net Assets Resulting from Operations	(11,880,468)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2008	2007[a]

Operations ($):
Investment (loss)—net	(425,705)	(276,485)
Net realized gain (loss) on investments	(115,144)	2,856,541
Net unrealized appreciation
(depreciation) on investments	(11,339,619)	6,278,163
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,880,468)	8,858,219

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(1,592,885)	(486,343)
Class B Shares	(442,315)	(196,653)
Class C Shares	(459,754)	(162,514)
Class I Shares	(53,734)	(20,812)
Class T Shares	(87,763)	(29,625)
Total Dividends	(2,636,451)	(895,947)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	39,365,114	6,052,728
Class B Shares	2,947,474	625,161
Class C Shares	7,811,129	1,279,843
Class I Shares	847,686	119,684
Class T Shares	1,466,518	455,837
Dividends reinvested:
Class A Shares	1,414,922	432,090
Class B Shares	382,996	167,393
Class C Shares	422,809	149,777
Class I Shares	43,962	20,812
Class T Shares	48,588	20,459
Cost of shares redeemed:
Class A Shares	(24,292,858)	(9,826,873)
Class B Shares	(3,365,383)	(3,216,734)
Class C Shares	(3,392,107)	(1,737,375)
Class I Shares	(486,254)	(204,957)
Class T Shares	(425,796)	(563,268)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	22,788,800	(6,225,423)
Total Increase (Decrease) in Net Assets	8,271,881	1,744,329

Net Assets ($):
Beginning of Period	29,160,361	27,423,512
End of Period	37,432,242	29,160,361

The Fund

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2008	2007[a]

Capital Share Transactions:
Class Ab
Shares sold	1,141,848	217,925
Shares issued for dividends reinvested	46,652	17,465
Shares redeemed	(778,890)	(390,164)
Net Increase (Decrease) in Shares Outstanding	409,610	(154,774)

Class Bb
Shares sold	91,591	23,879
Shares issued for dividends reinvested	13,036	6,914
Shares redeemed	(109,241)	(129,950)
Net Increase (Decrease) in Shares Outstanding	(4,614)	(99,157)

Class C
Shares sold	227,883	46,407
Shares issued for dividends reinvested	14,328	6,166
Shares redeemed	(108,208)	(68,387)
Net Increase (Decrease) in Shares Outstanding	134,003	(15,814)

Class I
Shares sold	24,043	4,372
Shares issued for dividends reinvested	1,434	835
Shares redeemed	(14,606)	(8,273)
Net Increase (Decrease) in Shares Outstanding	10,871	(3,066)

Class T
Shares sold	42,980	17,009
Shares issued for dividends reinvested	1,615	830
Shares redeemed	(13,247)	(21,241)
Net Increase (Decrease) in Shares Outstanding	31,348	(3,402)

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b During the period ended September 30, 2008, 30,644 Class B shares representing $990,332, were automatically converted to 29,621 Class A shares and during the period ended September 30, 2007, 13,419 Class B shares representing $345,374 were automatically converted to 13,112 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,

Class A Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	31.84	22.99	24.40	16.96	12.50
Investment Operations:
Investment income (loss)—net[b]	(.23)	(.21)	(.13)	.13	.10
Net realized and unrealized
gain (loss) on investments	(3.95)	9.97	.31	7.90	4.36
Total from Investment Operations	(4.18)	9.76	.18	8.03	4.46
Distributions:
Dividends from investment income—net	—	—	(.35)	(.06)	—
Dividends from net realized
gain on investments	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	(2.52)	(.91)	(1.59)	(.59)	—
Net asset value, end of period	25.14	31.84	22.99	24.40	16.96

Total Return (%)[c]	(14.56)	43.63	.88	48.74	35.68[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44	1.69	1.70	2.57	6.80[d]
Ratio of net expenses
to average net assets	1.43	1.68	1.50	1.51	1.38[d]
Ratio of net investment income
(loss) to average net assets	(.69)	(.80)	(.52)	.66	.65[d]
Portfolio Turnover Rate	71.32	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	23,268	16,435	15,423	8,278	2,162

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class B Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	30.97	22.55	24.10	16.84	12.50
Investment Operations:
Investment (loss)—net[b]	(.46)	(.40)	(.31)	(.00)[c]	(.01)
Net realized and unrealized
gain (loss) on investments	(3.79)	9.73	.29	7.82	4.35
Total from Investment Operations	(4.25)	9.33	(.02)	7.82	4.34
Distributions:
Dividends from investment income—net	—	—	(.29)	(.03)	—
Dividends from net realized
gain on investments	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	(2.52)	(.91)	(1.53)	(.56)	—
Net asset value, end of period	24.20	30.97	22.55	24.10	16.84

Total Return (%)[d]	(15.20)	42.55	.03	47.71	34.72[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	2.47	2.49	3.19	8.44[e]
Ratio of net expenses
to average net assets	2.20	2.47[f]	2.25	2.26	2.07[e]
Ratio of net investment (loss)
to average net assets	(1.42)	(1.57)	(1.29)	(.01)	(.05)[e]
Portfolio Turnover Rate	71.32	55.94	69.92	114.16	155.28[e]

Net Assets, end of period ($ x 1,000)	4,113	5,407	6,172	6,634	718

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,

Class C Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	31.08	22.63	24.15	16.85	12.50
Investment Operations:
Investment income (loss)—net[b]	(.45)	(.40)	(.31)	.01	(.01)
Net realized and unrealized
gain (loss) on investments	(3.80)	9.76	.31	7.82	4.36
Total from Investment Operations	(4.25)	9.36	—	7.83	4.35
Distributions:
Dividends from investment income—net	—	—	(.28)	—	—
Dividends from net realized
gain on investments	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	(2.52)	(.91)	(1.52)	(.53)	—
Net asset value, end of period	24.31	31.08	22.63	24.15	16.85

Total Return (%)[c]	(15.17)	42.58	.09	47.68	34.80[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.19	2.41	2.42	3.17	8.12[d]
Ratio of net expenses
to average net assets	2.18	2.41[e]	2.25	2.21	2.07[d]
Ratio of net investment income
(loss) to average net assets	(1.40)	(1.52)	(1.28)	.03	(.09)[d]
Portfolio Turnover Rate	71.32	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	7,575	5,521	4,377	3,857	604

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund

19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,

Class I Shares	2008	2007[a]	2006	2005	2004[b]

Per Share Data ($):
Net asset value, beginning of period	32.14	23.14	24.53	17.01	12.50
Investment Operations:
Investment income (loss)—net[c]	(.15)	(.15)	(.07)	.15	.11
Net realized and unrealized
gain (loss) on investments	(4.02)	10.06	.29	7.98	4.40
Total from Investment Operations	(4.17)	9.91	.22	8.13	4.51
Distributions:
Dividends from investment income—net	—	—	(.37)	(.08)	—
Dividends from net realized
gain on investments	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	(2.52)	(.91)	(1.61)	(.61)	—
Net asset value, end of period	25.45	32.14	23.14	24.53	17.01

Total Return (%)	(14.35)	44.01	1.12	49.15	36.08[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.45	1.38	2.61	8.19[d]
Ratio of net expenses
to average net assets	1.22	1.45[e]	1.25	1.23	1.15[d]
Ratio of net investment income
(loss) to average net assets	(.43)	(.57)	(.28)	.81	.75[d]
Portfolio Turnover Rate	71.32	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	829	697	573	287	340

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	From October 31, 2003 (commencement of operations) to September 30, 2004.
c	Based on average shares outstanding at each month end.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

		Year Ended September 30,

Class T Shares	2008	2007	2006	2005	2004[a]

Per Share Data ($):
Net asset value, beginning of period	31.63	22.93	24.38	16.93	12.50
Investment Operations:
Investment income (loss)—net[b]	(.36)	(.31)	(.19)	.06	.04
Net realized and unrealized
gain (loss) on investments	(3.90)	9.92	.30	7.92	4.39
Total from Investment Operations	(4.26)	9.61	.11	7.98	4.43
Distributions:
Dividends from investment income—net	—	—	(.32)	—	—
Dividends from net realized
gain on investments	(2.52)	(.91)	(1.24)	(.53)	—
Total Distributions	(2.52)	(.91)	(1.56)	(.53)	—
Net asset value, end of period	24.85	31.63	22.93	24.38	16.93

Total Return (%)[c]	(14.89)	43.08	.60	48.36	35.44[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.89	2.06	2.05	3.03	9.09[d]
Ratio of net expenses
to average net assets	1.88	2.06[e]	1.75	1.80	1.61[d]
Ratio of net investment income
(loss) to average net assets	(1.10)	(1.18)	(.80)	.30	.25[d]
Portfolio Turnover Rate	71.32	55.94	69.92	114.16	155.28[d]

Net Assets, end of period ($ x 1,000)	1,648	1,106	880	434	286

a	From October 31, 2003 (commencement of operations) to September 30, 2004.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class I and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allo-

cation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is to be maintained.At September 30, 2008, the market value of the collateral was 99% of the market value of the securities on loan.The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2008,

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Bank of NewYork Mellon earned $5,903 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended September 30, 2008.

As of and during the period ended September 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2008, the components of accumulated earnings on tax basis were as follows: unrealized depreciation $3,036,933. In addition, the fund had $187,471 of capital losses realized after October 31,2007,which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2008 and September 30, 2007 were as follows: ordinary income $47,155 and $323,918 and long-term capital gains $2,589,296 and $572,029, respectively.

During the period ended September 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions and net operating losses, the fund increased accumulated undistributed investment income-net by $425,705, decreased accumulated net realized gain (loss) on investments by $115,821 and decreased paid-in capital by $309,884. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to May 1, 2008, the fund had the ability to borrow up to $500 thousand for leveraging purposes under a short-term unsecured line of credit. Effective May 1, 2008, the fund participates with other Dreyfus-managed funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.The terms of the line of credit agreement limit the amount of individual fund borrowings. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. Prior to May 1, 2008, the fund participated with other Dreyfus-managed funds in a $100 million unsecured line of credit.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the lines of credit during the period ended September 30, 2008, was approximately $85,300 with a related weighted average annualized interest rate of 2.67% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended September 30, 2008, the Distributor retained $39,745 from commissions earned on sales of the fund’s Class A shares, and $12,034 and $7,851 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2008, Class B, Class C and Class T shares were charged $47,091, $57,032 and $3,925, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2008, Class A, Class B, Class C and Class T shares were charged $76,221, $15,697, $19,011 and $3,925, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2008, the fund was charged $19,129 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2008, the fund was charged $3,546 pursuant to the cash management agreement.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2008, the fund was charged $10,107 pursuant to the custody agreement.

During the period ended September 30, 2008, the fund was charged $5,907 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $27,200, Rule 12b-1 distribution plan fees $8,548, shareholder services plan fees $8,889, custodian fees $2,130, chief compliance officer fees $1,497 and transfer agency per account fees $6,050.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended September 30, 2008, amounted to $52,036,386 and $32,184,509, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2008, there were no open forward currency exchange contracts outstanding.

At September 30, 2008, the cost of investments for federal income tax purposes was $42,884,175; accordingly, accumulated net unrealized depreciation on investments was $3,036,748, consisting of $3,470,189 gross unrealized appreciation and $6,506,937 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk- related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Natural Resources Fund (one of the series comprising Dreyfus Premier Opportunity Funds) as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Natural Resources Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $2.4710 per share as a long-term capital gain distribution and $.0450 per share as a short-term capital gain distribution of the $2.5160 per share paid on December 17, 2007. Also the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended September 30, 2008 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,699 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees of the Company held on July 16-17, 2008, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee, Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses and performance.

The Board reviewed the results of the Expense Group and Expense Universe comparisons.The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s expense ratio ranked in the fourth quartile (among the highest expense ratios) of the Expense Group and ranked in the third quartile of the Expense Universe.The Board noted the fund’s small asset size and the effect that certain fixed costs can have on funds with lower assets.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance and comparisons of performance to a group of comparable funds (the “Performance Group”) that were composed of the same funds included in the Expense Group and to a broader group of funds (the “Performance Universe”). The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its benchmark index. The Board noted that the fund’s performance was above the medians of the Performance Group and Performance Universe for each of the reported periods ended May 31, 2008, except that for 3- and 4- year periods the performance was third out of four funds in the Performance Group and second out of three funds in the Performance Group, respectively.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of the Manager noted that the Manager or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in assets, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund, including soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was not unreasonable given the services provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations:

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (64) Chairman of the Board (2000) Principal Occupation During Past 5Years: Corporate Director and Trustee Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 167

———————

Clifford L. Alexander, Jr. (75) Board Member (2000) Principal Occupation During Past 5Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

 Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 54

———————

David W. Burke (72)
Board Member (2003)

Principal Occupation During Past 5Years:
 Corporate Director and Trustee

Other Board Memberships and Affiliations:
 John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 90

Whitney I. Gerard (73) Board Member (2003) Principal Occupation During Past 5Years: Partner of Chadbourne & Parke LLP No. of Portfolios for which Board Member Serves: 30

———————

George L. Perry (74) Board Member (2003)

Principal Occupation During Past 5Years:

 Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 30

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since	JONI LACKS CHARATAN, Vice President
December 2006.	and Assistant Secretary since
Chief Operating Officer,Vice Chairman and a	August 2005.
Director of the Manager, and an officer of 77	Senior Counsel of BNY Mellon, and an officer
investment companies (comprised of 167	of 78 investment companies (comprised of 187
portfolios) managed by the Manager. He is 60	portfolios) managed by the Manager. She is 52
years old and has been an employee of the	years old and has been an employee of the
Manager since April 1998.	Manager since October 1988.

PHILLIP N. MAISANO, Executive Vice	JOSEPH M. CHIOFFI, Vice President and
President since July 2007.	Assistant Secretary since August 2005.
Chief Investment Officer,Vice Chair and a	Senior Counsel of BNY Mellon, and an officer
director of the Manager, and an officer of 77	of 78 investment companies (comprised of 187
investment companies (comprised of 167	portfolios) managed by the Manager. He is 46
portfolios) managed by the Manager. Mr.	years old and has been an employee of the
Maisano also is an officer and/or Board	Manager since June 2000.
member of certain other investment
JANETTE E. FARRAGHER, Vice President
management subsidiaries of The Bank of New
and Assistant Secretary since
York Mellon Corporation, each of which is an
August 2005.
affiliate of the Manager. He is 61 years old and
has been an employee of the Manager since	Assistant General Counsel of BNY Mellon,
November 2006. Prior to joining the Manager,	and an officer of 78 investment companies
Mr. Maisano served as Chairman and Chief	(comprised of 187 portfolios) managed by the
Executive Officer of EACM Advisors, an	Manager. She is 45 years old and has been an
affiliate of the Manager, since August 2004, and	employee of the Manager since February 1984.
served as Chief Executive Officer of Evaluation	JOHN B. HAMMALIAN, Vice President and
Associates, a leading institutional investment	Assistant Secretary since August 2005.
consulting firm, from 1988 until 2004.
Managing Counsel of BNY Mellon, and an
MICHAEL A. ROSENBERG, Vice President	officer of 78 investment companies (comprised
and Secretary since August 2005.	of 187 portfolios) managed by the Manager.
Assistant General Counsel of BNY Mellon,	He is 45 years old and has been an employee
and an officer of 78 investment companies	of the Manager since February 1991.
(comprised of 187 portfolios) managed by the	ROBERT R. MULLERY, Vice President and
Manager. He is 48 years old and has been an	Assistant Secretary since August 2005.
employee of the Manager since October 1991.
Managing Counsel of BNY Mellon, and an
JAMES BITETTO, Vice President and	officer of 78 investment companies (comprised
Assistant Secretary since August 2005.	of 187 portfolios) managed by the Manager.
Senior Counsel of BNY Mellon and Secretary	He is 56 years old and has been an employee
of the Manager, and an officer of 78	of the Manager since May 1986.
investment companies (comprised of 187
portfolios) managed by the Manager. He is 42
years old and has been an employee of the
Manager since December 1996.

JEFF PRUSNOFSKY, Vice President and	ROBERT SALVIOLO, Assistant Treasurer
Assistant Secretary since August 2005.	since May 2007.
Managing Counsel of BNY Mellon, and an	Senior Accounting Manager – Equity Funds of
officer of 78 investment companies (comprised	the Manager, and an officer of 78 investment
of 187 portfolios) managed by the Manager.	companies (comprised of 187 portfolios)
He is 43 years old and has been an employee	managed by the Manager. He is 41 years old
of the Manager since October 1990.	and has been an employee of the Manager
since June 1989.
JAMES WINDELS, Treasurer since
November 2001.	ROBERT SVAGNA, Assistant Treasurer
Director – Mutual Fund Accounting of the	since December 2002.
Manager, and an officer of 78 investment	Senior Accounting Manager – Equity Funds of
companies (comprised of 187 portfolios)	the Manager, and an officer of 78 investment
managed by the Manager. He is 49 years old	companies (comprised of 187 portfolios)
and has been an employee of the Manager	managed by the Manager. He is 41 years old
since April 1985.	and has been an employee of the Manager
since November 1990.
RICHARD CASSARO, Assistant Treasurer
since September 2007.	JOSEPH W. CONNOLLY, Chief Compliance
Senior Accounting Manager – Money Market	Officer since October 2004.
and Municipal Bond Funds of the Manager,	Chief Compliance Officer of the Manager and
and an officer of 78 investment companies	The Dreyfus Family of Funds (78 investment
(comprised of 187 portfolios) managed by	companies, comprised of 187 portfolios). From
the Manager. He is 49 years old and has	November 2001 through March 2004, Mr.
been an employee of the Manager since	Connolly was first Vice-President, Mutual
September 1982.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
GAVIN C. REILLY, Assistant Treasurer
responsible for managing Mellon’s Custody,
since December 2005.
Fund Accounting and Fund Administration
Tax Manager of the Investment Accounting	services to third-party mutual fund clients. He
and Support Department of the Manager, and	is 51 years old and has served in various
an officer of 78 investment companies	capacities with the Manager since 1980,
(comprised of 187 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 40 years old and has been an	Accounting Department from 1997 through
employee of the Manager since April 1991.	October 2001.

ROBERT ROBOL, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2003.	Laundering Compliance Officer since
Senior Accounting Manager – Fixed Income	October 2002.
Funds of the Manager, and an officer of 78	Vice President and Anti-Money Laundering
investment companies (comprised of 187	Compliance Officer of the Distributor, and the
portfolios) managed by the Manager. He is 44	Anti-Money Laundering Compliance Officer
years old and has been an employee of the	of 74 investment companies (comprised of 183
Manager since October 1988.	portfolios) managed by the Manager. He is 38
years old and has been an employee of the
Distributor since October 1998.

The Fund 41

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,931 in 2007 and $49,369 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,244 in 2007 and $10,244 in 2008.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,997 in 2007 and $7,193in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $675 in 2007 and $78 in 2008. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,667,704 in 2007 and $4,881,322 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Opportunity Funds

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	November 17, 2008

By:	/s/ James Windels
James Windels,
Treasurer

Date:	November 17, 2008

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)